SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C., 20549




                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):       June 24, 1994




                            CERIDIAN CORPORATION
          (Exact name of registrant as specified in its charter)



         Delaware                      1-1969              52-0278528
(State or other jurisdiction of     (Commission     (I.R.S. Employer
incorporation or organization)      File Number)    Identification No.)



   8100 34th Avenue South, Minneapolis, Minnesota               55425
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (612)853-8100




       (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On June 24, 1994, Ceridian Corporation (the "Company") acquired Tesseract Corporation, a California corporation ("Tesseract") headquartered in San Francisco, by means of a merger transaction involving Tesseract and Braemar Acquisition Corp. ("BAC"), a wholly-owned subsidiary of the Company. Tesseract, as the surviving corporation, became a wholly-owned subsidiary of the Company as a result of the merger. Tesseract designs, develops, markets and supports integrated payroll, human resource management and benefits administration software systems, and provides implementation, consulting, development and on-going maintenance and support services to its customers.

     Pursuant to the Agreement and Plan of Reorganization dated as of May 25, 1994 among Tesseract, BAC and the Company, those persons who held shares of Tesseract stock or vested options to acquire shares of Tesseract stock immediately prior to the merger collectively received $60 million in cash from BAC and the Company in exchange for their Tesseract stock and options. The principal stockholders of Tesseract prior to the merger were Tesseract Investors L.P., a California limited partnership, and The Prudential Insurance Company of America. Employees and former employees of Tesseract constituted the balance of Tesseract's stockholders and the holders of vested stock options prior to the merger. Such persons employed by Tesseract immediately prior to the merger continue to be employed by Tesseract after the merger.

     The merger consideration paid by BAC and the Company was obtained by the Company from its existing cash and cash equivalents. The amount of such consideration was determined as the result of negotiations between the Company and Tesseract's board of directors, as ratified by Tesseract's pre-merger stockholders. In the negotiations, consideration was given by the parties to the current financial position, recent operating results and future prospects of Tesseract, the degree to which Tesseract's product and service offerings and technological expertise are expected to complement those of the Company's Employer Services business and accelerate Employer Services' upgrade of its payroll processing system software, and other relevant factors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a) Financial Statements of Tesseract Corporation

   The following financial statements of Tesseract are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, to this Report:

     (i)  Audited Financial Statements
          Independent Auditors' Report
          Balance Sheets at December 31, 1993 and 1992
          Statements of Income for the Years Ended December 31, 1993
            and 1992
          Statements of Cash Flows for the Years Ended December 31, 1993
            and 1992
          Statements of Stockholders' Equity for the Years Ended
            December 31, 1993 and 1992
          Notes to Financial Statements

     (ii) Unaudited Financial Statements
          Balance Sheet at March 31, 1994
          Statement of Income for the Three Months Ended March 31, 1994 Statement of Cash Flows for the Three Months Ended
            March 31, 1994




(b) Pro Forma Financial Information

     As described in Item 2, on June 24, 1994, the Company acquired Tesseract in a merger transaction treated as a purchase of stock for $60 million in cash.

     The following unaudited pro forma financial statements reflect the application of the acquisition of Tesseract, in the manner described in the accompanying notes, to the combined historical statements of operations of Ceridian Corporation and Tesseract Corporation for the year ended December 31, 1993, and the three month period ended March 31, 1994, and to the combined historical balance sheets of those companies at March 31, 1994. For purposes of reporting pro forma results of operations, it is assumed that Tesseract was acquired on January 1, 1993; while for purposes of reporting the pro forma balance sheet, it is assumed that the acquisition took place on March 31, 1994.

     The pro forma financial information is not intended to reflect the results of operations or financial position of Ceridian which actually would have resulted had this transaction, as described in the notes, occurred on the assumed dates.

     This pro forma financial information should be read in conjunction with the accompanying notes which follow, the historical financial statements of Tesseract filed as an exhibit to this Report, and the historical financial statements of Ceridian included in its Annual Report on Form 10-K for 1993 and its Quarterly Report on Form 10-Q for the three-month period ended March 31, 1994.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
Ceridian Corporation and Subsidiaries
Year Ended December 31, 1993

                                      Historical                  Pro Forma
(Dollars in millions            Ceridian     Tesseract
except per share data)         Corporation  Corporation    Adjustments     Results
Revenue
  Product sales               $   442.0     $                            $   442.0
  Services                        444.1          28.9                        473.0
     Total                        886.1          28.9                        915.0
Cost of revenue
  Product sales                   353.1                                      353.1
  Services                        252.9          11.0                        263.9
     Total                        606.0          11.0                        617.0
Gross profit                      280.1          17.9                        298.0
Operating expenses
  Selling, general and
    administrative                178.1           9.3            4.9  (1)    192.3
  Technical expense                48.6           6.2                         54.8
  Other expense (income)           (3.5)                                      (3.5)
  Restructure loss (gain)          67.0           2.3                         69.3
Earnings (Loss) before
  interest and taxes              (10.1)          0.1                        (14.9)

  Interest income                   8.3           0.3                          8.6
  Interest expense                (16.4)                                     (16.4)
Earnings (Loss) before
  income taxes                    (18.2)          0.4                        (22.7)
Income tax provision                3.8           0.2                          4.0
Earnings (Loss) from
  continuing operations       $   (22.0)    $     0.2                        (26.7)
Earnings (Loss) per share     $  (0.52)                                  $   (0.62)


(See accompanying notes.)


PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
Ceridian Corporation and Subsidiaries
For the Three Months Ended March 31, 1994

                                      Historical                  Pro Forma
(Dollars in millions            Ceridian     Tesseract
except per share data)         Corporation  Corporation    Adjustments     Results
Revenue
  Product sales               $   112.5     $                            $   112.5
  Services                        108.8           4.5                        113.3
     Total                        221.3           4.5                        225.8
Cost of revenue
  Product sales                    90.3                                       90.3
  Services                         48.3           1.8                         50.1
     Total                        138.6           1.8                        140.4
Gross profit                       82.7           2.7                         85.4
Operating expenses
  Selling, general and
    administrative                 46.9           1.7            1.2  (1)     49.8
  Technical expense                12.8           2.8                         15.6
  Other expense (income)            0.4                                        0.4
Earnings (Loss) before
  interest and taxes               22.6          (1.8)                        19.6

  Interest income                   1.9           0.1                          2.0
  Interest expense                 (0.4)                                      (0.4)
Earnings (Loss) before
  income taxes                     24.1          (1.7)                        21.2
Income tax provision                1.9          (0.7)                         1.2
Net earnings                  $    22.2     $    (1.0)                        20.0
Primary Earnings per share    $   0.42                                   $    0.37
Fully diluted earnings
  per share                   $   0.40                                   $    0.36
(See accompanying notes.)



Notes to Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)

     The pro forma statements of operations assume that the acquisition of Tesseract took place on January 1, 1993, and include the following pro forma adjustment:

     (1) Amortization over a 15 year period of goodwill of $73.4 million arising from this transaction.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
Ceridian Corporation and Subsidiaries
March 31, 1994

                                      Historical                  Pro Forma
(Dollars in millions            Ceridian     Tesseract
except per share data)         Corporation  Corporation    Adjustments     Results
Current assets
 Cash and equivalents         $  120.0      $     8.5      $  (60.0)  (1)$    68.5
 Short-term investments           78.8                                        78.8

 Trade and other
   receivables, net              128.7            6.1                        134.8
 Inventories                      26.4                                        26.4
 Other current assets              6.3            0.5                          6.8


   Total current assets          360.2           15.1                        315.3

Investments and advances          28.3                                        28.3
Property, plant and
  equipment, net                  90.1            2.0                         92.1
Other noncurrent assets          112.7            4.5          68.8   (2)    186.0

   Total assets               $  591.3      $    21.6                    $   621.7

(See accompanying notes.)




PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
Ceridian Corporation and Subsidiaries
March 31, 1994 (cont.)
                                      Historical                  Pro Forma
(Dollars in millions            Ceridian     Tesseract
except per share data)         Corporation  Corporation    Adjustments     Results
Liabilities and
  Stockholders' Equity
Current liabilities
 Short-term debt and current
   portion of long-term
     obligations              $    1.7      $              $             $     1.7
 Accounts payable                 33.3            0.4                         33.7
 Customer advances                27.7                                        27.7
 Deferred income                  26.2            9.5                         35.7
 Accrued taxes                    54.1                                        54.1
 Employee compensation and
   benefits                       38.2                                        38.2
 Restructure reserves,
   current portion                35.5                                        35.5
 Other accrued expenses           65.9            5.5          14.3   (3)     85.7
    Total current liabilities    282.6           15.4                        312.3
Long-term obligations, less
   current portion                16.2                                        16.2
Deferred income taxes              7.2                                         7.2
Restructure reserves, less
   current portion                51.1                                        51.1
Other noncurrent liabilities     101.7             .7                        102.4
Stockholders' equity
 Preferred stock                   4.7           19.0         (19.0)  (4)      4.7
 Common stock                     22.2            0.3          (0.3)  (4)     22.2
 Additional paid-in capital      826.2                                       826.2
 Accumulated deficit            (710.8)         (13.8)         13.8   (4)   (710.8)
 Other stockholders' equity       (9.8)                                       (9.8)
   Total stockholders' equity    132.5            5.5                        132.5
   Total liabilities and
     stockholders' equity     $  591.3      $    21.6                    $   621.7
(See accompanying notes.)

                                                -9-



Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

     The pro forma balance sheet assumes that the acquisition of Tesseract took place on March 31, 1994, and includes the following pro forma adjustments:

     (1)  To reflect the consideration paid of $60 million in cash.

     (2) To reflect a $4.6 million reduction of asset values of the acquired company and goodwill of $73.4 million arising from the acquisition.

     (3) To reflect accruals of $14.3 million primarily related to acquisition costs and conforming Tesseract accounting methods to those of Ceridian.

     (4)  To eliminate equity accounts of acquired company.

     (c)  Exhibits

     The following is a complete list of Exhibits filed or incorporated by reference as part of this report:

          Exhibit                  Description

            2 Agreement and Plan of Reorganization, dated as of May 25, 1994, by and between the Company, BAC and Tesseract

           99.1     Audited Financial Statements of Tesseract
                    Corporation for the Years ended December 31, 1993 and 1992 and Independent Auditors' Report

           99.2     Unaudited Financial Statements of Tesseract
                    Corporation at and for the Three Months Ended
                    March 31, 1994

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CERIDIAN CORPORATION
                                            Registrant




Date:  July 11, 1994                 /s/L. D. Gross
                                     L. D. Gross
                                     Vice President and
                                     Corporate Controller
                                     (Principal Accounting Officer)

                                  EXHIBIT INDEX
          Exhibit
            No.                    Description                        Code
            2 Agreement and Plan of Reorganization, dated as of E May 25, 1994, by and between the Company, BAC and Tesseract

           99.1     Audited Financial Statements of Tesseract
                    Corporation for the Years ended December 31, 1993 E and 1992 and Independent Auditors' Report

           99.2     Unaudited Financial Statements of Tesseract
                    Corporation at and for the Three Months Ended      E
                    March 31, 1994



Legend:  (IBR)  Incorporated by reference from previous filing
           (P)  Printed material filed under Form SE dated August 3, 1992
           (E)  Electronic Filing